UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2007

NEW MEXICO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-112781	91-1287406
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5021 Indian School Road, Suite 100

Albuquerque, New Mexico 87110

(Address of principal executive offices)

505-255-1999

(Registrant's telephone number, including area code)

____________________________________

(Former Name or Former Address, If Changed Since Last Report)

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

99.1

Press release of New Mexico Software, Inc. Dated January 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

NEW MEXICO SOFTWARE, Inc.

Date: January 30, 2007

By: /s/ Richard Govatski

Richard Govatski

Chairman of the Board of

Directors, Chief Executive

Officer and President